LORD ABBETT U.S. GOVERNMENT
SECURITIES MONEY MARKET FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130

Our Fund, Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("we" or the "Fund"), is a mutual fund with three classes of shares. These classes, called Class A, B and C shares, provide investors with different investment options in purchasing shares of the Fund. See "Purchases" for a description of these choices. The Class B and Class C shares may be acquired only in exchange for shares of the same class of another Lord Abbett-sponsored fund. See "Purchases".

The investment objective of the Fund is to provide high current income and preservation of capital through investments in high-quality, short-term liquid securities. There can be no assurance that this objective will be achieved.

Under normal circumstances, the Fund seeks to attain its investment objective by investing at least 65% of its total assets in obligations issued or backed by the U.S. Government, its agencies or instrumentalities.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing directly to the Fund or by calling the Fund at 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information."

The date of this Prospectus, and the date of the Statement of Additional Information, is November 1, 1996.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your broker-dealer.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

        CONTENTS                             PAGE

        1       Investment Objective         2
        2       Fee Table                    2
        3       Financial Highlights         3
        4       How We Invest                3
        5       Net Asset Value              4
        6       Purchases                    4
        7       Dividends, Yield and Taxes   8
        8       Redemptions                  9
        9       Our Management               10
        10      Shareholder Services         10

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Our policy is to maintain, and we have maintained, a constant net asset value of $1.00 per share. However, an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

1 INVESTMENT OBJECTIVE

Our investment objective is to provide high current income and preservation of capital through investments in high-quality, short-term liquid securities.

2 FEE TABLE
A summary of the Fund's expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                                               CLASS A             CLASS B                          CLASS C
                                               SHARES              SHARES                           SHARES

SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum Sales Load(1) on Purchases
(See "Purchases")                              None(2)            None(2)(3)                        None(2)

Deferred Sales Load(1) (See "Purchases")       None(2)            5% if shares are                  None(2)
                                                                  redeemed before 1st
                                                                  anniversary of purchase,
                                                                  declining to 1% before 6th
                                                                  anniversary and eliminated on
                                                                  and after 6th anniversary(2)
ANNUAL FUND OPERATING EXPENSES(4)
(AS A PERCENTAGE OF AVERAGE NET ASSESTS)
Management Fees (See "Our Management")         0.50%              0.50%                              0.50%

12b-1 Fees (See "Purchases")                   None(2)            0.75%(2)(3)                        None(2)

Other Expenses (See "Our Management")          0.31%              0.31%                              0.31%

Total Operating Expenses                       0.81%              1.56%                              0.81%


EXAMPLE:
Assume an annual return is 5% and no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

                       1 YEAR   3 YEARS     5 YEARS    10 YEARS
Class A shares(4)       $8        $26         $45         $100
Class B shares(4)       $55       $79         $95         $166(5)
Class C shares(4)       $8        $26         $45         $100

(1) Sales "load" is referred to as sales "charge", "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(2)The Fund has no Class A and Class C CDSC of its own but it does have its own Class B CDSC. The Fund will collect Class A and Class C CDSCs on behalf of the other Lord Abbett funds and the Class B CDSC on behalf of Lord Abbett Distributor LLC. See "Collection of CDSCs by the Fund" and "Acquiring Class B Shares", both under "Purchases". Other Lord Abbett-sponsored funds have instituted Class A and Class C Rule 12b-1 plans that provide for a CDSC on such shares subject to a Rule 12b-1 fee of up to 1% paid under such a plan where those shares (or any shares of another fund received in exchange for those shares) are redeemed within 24 months after the month of purchase (in the case of Class A shares) and within 12 months of purchase (in the case of Class C shares). The Fund pays no Rule 12b-1 fees with respect to Class A or Class C shares. With respect to Class B shares, an "anniversary" is, the 365th day subsequent to the original purchase, or a prior anniversary of such purchase, of "B Exchanged Shares", i.e. shares of the same class of another Lord Abbett-sponsored fund used in an exchange for the Fund's Class B shares.

(3)Although the Fund does not, with respect to the Class B shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plan applicable to the Class B shares of the Fund (which pays annual 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc.

(4)The annual operating expenses shown in the summary are the actual expenses for the Fund for the fiscal year ended June 30, 1996 except for the 12b-1 fees for Class B shares, which are estimated.

(5)Based on conversion of Class B shares to Class A shares on the eighth anniversary of the purchase of Class B shares and closing your account by redeeming Class A shares after ten years.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.

3 FINANCIAL HIGHLIGHTS

The following table has been audited by Deloitte & Touche LLP, independent public accountants, in connection with their annual audit of the Fund's Class A share Financial Statements, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained upon request and has been included herein in reliance upon their authority as experts in auditing and accounting.


PER CLASS A SHARE OPERATING                                 Year Ended June 30,
PERFORMANCE:                              1996    1995     1994     1993      1992    1991    1990     1989    1988      1987

NET ASSET VALUE, BEGINNING OF YEAR        $1.00   $1.00    $1.00     $1.00   $1.00   $1.00    $1.00    $1.00   $1.00    $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                     .048    .046     .025+     .024+    .038+   .064    .077     .080    .062     .052

LESS DISTRIBUTIONS
Dividends from net investment income     (.048   (.046)   (.025)    (.024)   (.038)  (.064)   (.077)   (.080)  (.062)  (.052)

NET ASSET VALUE, END OF YEAR             $1.0    $1.00    $1.00     $1.00    $1.00   $1.00    $1.00    $1.00   $1.00    $1.00

TOTAL RETURN                             4.85%   4.65%    2.54%     2.43%    3.87%   6.55%    8.01%    8.32%   6.35%    5.31%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000)          $152,531 $140,642 $156,069 $122,782 $147,229 $195,134 $195,547 $212,001 $211,795 $168,871

Ratios to Average Net Assets:
Expenses, including waiver               0.81%   0.86%   0.85%      0.87%    1.01%   0.95%    0.90%    0.87%   0.88%    1.03%
Expenses, excluding waiver               0.81%   0.86%   0.90%      0.96%    1.02%   0.95%    0.90%    0.87%   0.88%    1.03%
Net investment income                    4.75%   4.54%   2.56%      2.41%    3.86%   6.40%    7.74%    8.02%   6.17%    5.22%

+After taking into account management fee waiver. See Notes to Financial Statements.

4 HOW WE INVEST

Our investment objective is to provide high current income and preservation of capital through investments in high-quality, short-term liquid securities. Under normal circumstances, the Fund will seek to achieve its objective by investing at least 65% of its total assets in obligations issued or backed by the U.S. Government, its agencies or instrumentalities. These obligations, which must be eligible investments for a money market fund, include: (1) obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance, and including Treasury bills, notes and bonds and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as GNMA certificates), (b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the agency or instrumentality. Agencies and instrumentalities include Federal Home Loan Banks, Federal Home Loan Mortgage Association, Federal National Mortgage Association, Federal Farm Credit Banks and Student Loan Marketing Association.

With respect to not more than 35% of the Fund's total assets, the Fund may invest in high-quality, short-term liquid securities, including certificates of deposit of domestic banks, corporate commercial paper, banker's acceptances, repurchase agreements, corporate bonds and notes and other debt instruments.

We seek to keep money at work in what we consider to be the most attractive short-term debt investments consistent with our objective. We invest in a portfolio of short-term liquid securities which have maturities of not more than 12 months from the date of settlement of our purchase, which may include, among other investments, the following.

BANK OBLIGATIONS . Obligations (including certificates of deposit and banker's acceptances) of U.S. banks and savings and loan associations which at the date of their latest public reporting had total assets in excess of $1 billion and capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER. Commercial paper (short-term unsecured promissory notes of corporations including variable amount master demand notes) which at the date of investment is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, is issued by companies having outstanding debt rated AAA or AA by S&P or Aaa or Aa by Moody's.

SHORT-TERM CORPORATE DEBT SECURITIES. Corporate debt securities (bonds and debentures) with no more than 12 months remaining to maturity at date of settlement and rated AAA or AA by S&P or Aaa or Aa by Moody's.

REPURCHASE AGREEMENTS. Repurchase agreements with (i) any member bank of the Federal Reserve System or primary dealer in U.S. Government securities or (ii) a broker-dealer for periods not to exceed 30 days and only with respect to underlying money market securities which throughout the period have a value at least equal to the amount of the repurchase price (including accrued interest).

CONCENTRATION. We will not invest more than 25% of our assets, taken at market value, in the securities of issuers in any one industry, except that there is no percentage limitation on our investments in obligations issued or backed by the U.S. Government, its agencies or instrumentalities as described above.

We may invest in obligations (for example, commercial paper with a bank letter of credit or commercial paper of a subsidiary accompanied by a guarantee of the parent) other than those listed above if the obligation is accompanied by a guarantee of principal and interest, provided that the guarantee is that of a bank or corporation whose obligations we may otherwise purchase. Any such obligation and guarantee must be due within no more than 12 months from the date of settlement of our purchase.

We have no present plans to change our policies with regard to the types or maturities of securities in which we invest. However, if we determine that our investment objective can best be achieved by a change in investment policy or strategy, we may make such a change without shareholder approval by disclosing it in our Prospectus.

RULE 2A-7. In addition to the foregoing, our investment practices are also governed by certain portfolio maturity, diversification and quality requirements contained in Rule 2a-7, as amended, under the Investment Company Act of 1940 (the "Rule"). The Rule imposes these requirements on the Fund, both because we hold ourselves out as a "money market fund" and because we employ the amortized cost method of valuing our portfolio securities (see also "Net Asset Value").

The Rule's maturity requirements limit the Fund's dollar-weighted average portfolio maturity to not more than 90 days and the maturity of any single portfolio  instrument  to not  more  than  397  days.  Generally  speaking,  the diversification provisions of the Rule limit our investments in (i) the securities of any one issuer, other than U.S. Government securities or repurchase agreements fully collateralized by U.S. Government securities (limited to 5% of our total assets, except with respect to certain investments held for three business days or less), (ii) securities issued by or subject to puts from any single institution (limited to 5% of total assets, except that unconditional puts are treated less restrictively) and (iii) securities that are neither rated nor comparable in quality to securities that are rated in the highest category by a requisite number of rating agencies (generally, limited to 5% of our total assets overall and the greater of $1 million or 1% of total assets in such securities of one issuer). Finally, as to the "quality" of our portfolio securities, the Rule permits us to invest only in securities that present minimal credit risks as determined by Lord, Abbett & Co. ("Lord Abbett") (where such determination is delegable by the Board of Directors under the Rule) or by the Board of Directors (where not delegable) and that satisfy certain requirements in the Rule relating to ratings by nationally-recognized rating organizations.

If the Board of Directors should determine that continuing to abide by the conditions of the Rule is not in the best interest of our shareholders, we would neither use amortized cost nor hold ourselves out as a money market fund. However, we would continue to comply with our remaining policies and restrictions.

5 NET ASSET VALUE

The net asset value of our shares is calculated twice on each day that the New York Stock Exchange is open for trading; at 12 noon and at 2 P.M. (New York time). Securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to the Rule. The conditions of the Rule are briefly described above under "How We Invest".

6 PURCHASES

ALTERNATIVE SALES ARRANGEMENTS

CLASS SHARES. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and are likely to have different dividends and yields. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay no sales charge. If you acquire Class A shares in exchange for shares of the same class of another Lord Abbett-sponsored fund subject to a contingent deferred sales charge ("CDSC") and you redeem any of the Class A shares within 24 months after the month in which you initially purchased shares of such fund, the Fund will collect for such fund a CDSC of 1% which is remitted to such fund to reimburse it. The CDSC and an inactive Rule 12b-1 Plan for Class A shares are described in "Acquiring Class A Shares" and "Collection of CDSCs by the Fund" below.

CLASS B SHARES. Class B shares may only be acquired in exchange for shares of the same class of another Lord Abbett-sponsored fund. See "Shareholder Services -- Telephone Exchanges" below. If you redeem your shares before the sixth anniversary of the initial purchase of shares of such fund, you will normally pay a CDSC to Lord Abbett Distributor LLC (hereinafter referred to as "Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to distribution fees at an annual rate of 0.75 of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 Plan applicable to the Class B shares are described in "Acquiring Class B Shares" and "Class B Rule 12b-1 Plan" below.

CLASS C SHARES. Class C shares may only be acquired in exchange for shares of the same class of another Lord Abbett-sponsored fund. See "Shareholder Services -- Telephone Exchanges" below. If you redeem your shares before the first anniversary of the initial purchase of shares of such fund, you will normally pay the Fund a CDSC of 1%. The CDSC and an inactive Rule 12b-1 Plan for Class C shares are described in "Acquiring Class C Shares" and "Collection of CDSCs by the Fund" below.

GENERAL

HOW MUCH YOU INVEST. The minimum initial investment for Class A, B and C shares is $1,000 for regular accounts; $250 for IRAs, 403(b) plans and "Retirement Plans" (i.e., employer-sponsored retirement plans under the Internal Revenue
Code). We may waive the initial investment minimum for plans involving continuous investments. Subsequent investments can be made in any amount. There is no sales charge except for the Class B shares which have an asset-based sales charge of 0.75 of 1%. See "Class B 12b-1 Plan" below. Our shares (Class A, B and
C) are continuously offered at their net asset value (normally $1.00 per share) next determined after the purchase order in proper form is received by the Fund. Class B and C shares may be purchased only by exchange for shares of the same class of another Lord Abbett-sponsored fund, as discussed below. Proper purchase order form includes federal funds received by our custodian bank.

HOW YOU OPEN AN ACCOUNT? You may open an account either by mail or wire. To open an account by mail, send the completed Application Form plus payment to Lord Abbett U.S. Government Securities Money Market Fund, Inc., P.O. Box 419576, Kansas City, Missouri 64141. Checks should be made payable to Lord Abbett U.S. Government Securities Money Market Fund, Inc.

To open an account by wire, first call us at 800-821-5129 to obtain an account number. You should direct payment wired in federal funds to our custodian bank, United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri and specify the name of the Fund and your account number in the wire. The Fund is not responsible for any delays in the wiring system.

In accordance with our investment objective, we intend to be invested as fully as possible at all times. Since we will be investing in instruments which normally require immediate payment in federal funds (monies credited to our custodian bank's account with its regional Federal Reserve Bank), if your purchase order in all other respects is found to be in proper form, payment to complete a proper order normally will be considered received as follows.

1. Payment transmitted by federal funds wire -- if wire and order, in proper form, are received by the Fund prior to 12 noon (New York time) dividends begin accruing on the day of receipt. If wire and order, in proper form, are received after 12 noon (New York time) dividends begin accruing on the following business day.

2. Payment by check or other negotiable bank draft drawn on U.S. banks - after receipt of an order in proper form by the Fund, dividends begin accruing on the business day on which the federal funds represented by such check or draft are made available to our custodian bank. Checks drawn on foreign banks will not be accepted unless provision is made for payment in U.S. dollars through a U.S. bank.

A purchase or redemption order is in proper form when it contains all of the information and documentation required by the order form or required supplementally by Lord Abbett Distributor or the Fund to carry out the order. Payments must be converted to federal funds by being credited to our custodian bank's account with its Federal Reserve Bank. For required signatures, if the signer has any legal capacity, the signature and such capacity must be guaranteed by an eligible guarantor. Certain legal documents may be required from corporations or other organizations, executors, trustees and others in a fiduciary or representative capacity. If you have any questions concerning a purchase or redemption, call the Fund at 800-821-5129.

Subsequent investments can be made either by mail or wire. We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing. Stock certificates are issued only upon request for Class A shares and no stock certificates are issued for fractional shares or Class B and C shares. ACQUIRING CLASS A SHARES. Class A shares are sold directly to investors at net asset value per share without a sales charge and also may be acquired in exchange for shares of the same class of any other Lord Abbett-sponsored fund (an "initial fund"). Class A shares normally will be subject to a 1.0% CDSC when redeemed for cash on or before the end of the twenty-fourth month after the month in which they were first purchased if the initial fund paid a distribution fee on such shares under its Class A 12b-1 plan. The CDSC will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends). The Class A CDSC is paid to the Fund for remittance to the initial fund to reimburse it, in whole or in part, for the service and distribution fee payments made by that initial fund at the time such shares were first sold.

CLASS A RULE 12B-1 PLAN. The service fees described below are not being paid by the Fund and have not been paid since the effective date of the Class A share Rule 12b-1 Plan (the "A Plan").

The A Plan authorizes the Fund to pay service fees through Lord Abbett Distributor to authorized institutions (except with respect to certain accounts for which tracking data is not available) in order to provide additional incentives for them to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage their Class A accounts to remain invested in the Fund. The annual service fee (payable quarterly) consists of .15% of the average daily net asset value of the Fund's shares sold by authorized institutions.

ACQUIRING CLASS B SHARES. Class B shares are acquired at net asset value per share without an initial sales charge only in exchange for "B Exchanged Shares", i.e. shares of the same class of another Lord Abbett-sponsored fund used in such exchange. See "Shareholder Services -- Telephone Exchanges" below. However, if Class B shares are redeemed for cash before the sixth anniversary of the initial purchase of B Exchanged Shares, a CDSC normally will be deducted from the redemption proceeds. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends). The Class B CDSC is paid to Lord Abbett Distributor to reimburse part of its expenses associated with providing distribution-related services to the Fund in connection with the distribution of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends (2) shares held until the sixth anniversary of their initial purchase or later, and
(3) shares held the longest before the sixth anniversary of their initial purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.


Anniversary
of the Day on                                     Contingent Deferred
Which the Purchase                                Sales Charge on
Order Was Accepted                                Redemptions
                                                  (AS % OF AMOUNT
     On                        Before             SUBJECT TO SALES CHARGE)
                               1st                    5.0%
     1st                       2nd                    4.0%
     2nd                       3rd                    3.0%
     3rd                       4th                    3.0%
     4th                       5th                    2.0%
     5th                       6th                    1.0%
     on or after the                                  None
     6th anniversary

In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the original purchase of B Exchanged Shares was made. See "General" above.

WAIVER OF CLASS B SALES CHARGE. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.

The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below; (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts and (iv) in connection with the death of a shareholder in a non-Retirement Plan situation.

CLASS B RULE 12b-1 PLAN. The Fund has adopted a Class B share Rule 12b-1 Plan (the "B Plan") under which (except as to certain accounts for which tracking data is not available) the Fund periodically pays Lord Abbett Distributor an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years from the original purchase date of B Exchanged Shares.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions on B Exchanged Shares.

Lord Abbett Distributor pays an up-front payment to authorized institutions totalling 4% with respect to B Exchanged Shares, consisting of 0.25% for service and 3.75% for a sales commission as described below.

Under the Rule 12b-1 Plans ("other Plans") of other Lord Abbett-sponsored funds, Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after B Exchanged Shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the other Plans with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify.

Although  B  Exchanged   Shares  sold   directly  to  investors  by  other  Lord
Abbett-sponsored funds are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of B Exchanged Shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett Distributor has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments which are made to Lord Abbett Distributor by shareholders who redeem their Class B shares within six years of the initial purchase of B Exchanged Shares.

The distribution fee and the CDSC payments described above allow investors to acquire Class B shares with B Exchanged Shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to B Exchanged Shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Fund is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Directors or shareholders to terminate the B Plan. Over the long-term the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor undertakes not to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

AUTOMATIC CONVERSION OF CLASS B SHARES. On the eighth anniversary of your original purchase of B Exchanged Shares, your Class B shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1 Plan. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or of a tax ruling described in "Class B Share Conversion Feature" in the Statement of Additional Information.

ACQUIRING CLASS C SHARES. Class C shares are acquired at net asset value per share without a sales charge only in exchange for "C Exchanged Shares", i.e. shares of the same class of another Lord Abbett-sponsored fund used in such exchange. See "Shareholder Services -- Telephone Exchanges" below. However, if Class C shares are redeemed for cash before the first anniversary of the initial purchase of C Exchanged Shares, a CDSC of 1% normally will be deducted from the redemption proceeds. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends). The Class C CDSC is paid to the Fund for remittance to the original Lord Abbett-sponsored fund to reimburse it, in whole or in part, for the service and distribution fee payments made by that original fund.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends, (2) shares held for one year or more, and (3) shares held the longest before the first anniversary of their initial purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the CDSC will be collected by the other fund on behalf of the original fund. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C RULE 12B-1 PLAN. The service fees described below are not being paid by the Fund and have not been paid since the effective date of the Class C share Rule 12b-1 Plan (the "C Plan"). Under the C Plan, (except as to certain accounts for which tracking data is not available) the Fund is permitted to pay authorized institutions through Lord Abbett Distributor (1) a service fee at the time shares are sold, not to exceed 0.25 of 1% of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services at annual rates not to exceed 0.25 of 1% of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and shares outstanding in clause (2) include shares issued for reinvested dividends after the first anniversary of their issuance.

COLLECTION OF CDSCs BY THE FUND. The Fund is currently collecting CDSCs on behalf of other Lord Abbett-sponsored funds with operating 12b-1 plans even though the Fund is currently not making service fee payments under its own A
Plan or C Plan. The timing, categories and calculation of this charge may be changed by vote (including a disinterested directors' vote) of the Boards of Directors of such other funds. Redemptions of Fund shares in exchange for another Lord Abbett-sponsored fund (see "Telephone Exchange Privilege" under "Shareholder Services") or by participants in Retirement Plans due to any benefit payment, such as plan loans, hardship withdrawals, death, retirement or separation from service or the distribution of any excess contributions are excluded from the CDSCs mentioned above in the case of Class A and Class B shares but not in the case of Class C shares.

7 DIVIDENDS, YIELD AND TAXES

DIVIDENDS: On each day that the New York Stock Exchange is open for trading, our net income will be declared as a dividend to shareholders of record as of 12 noon (New York time) that day. Unless you elect to receive cash, dividends will be reinvested in additional shares on the monthly reinvestment date.

If you elect a cash payment, (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arranged for direct deposit, your payment will be wired directly to your bank account within one day after the payable date. If you redeem your entire account, all dividends declared to the effective time of redemption will be paid to you. Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

YIELD: For the seven-day period ending June 30, 1996, our Class A share annualized yield was 4.50% and the compounded effective yield was 4.60%. On that date our portfolio had a dollar-weighted life to maturity of 49.2 days.

From time to time, the Fund may advertise its "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in any advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Yield information is useful in reviewing the Fund's performance but, because yields will fluctuate, such information may not provide a basis for comparison with domestic bank deposits and other investments which pay a fixed yield for a stated period of time or other investment companies which may use a different method of computing yield.

TAXES: We intend to continue to qualify under the Internal Revenue Code as a regulated investment company. We will try to distribute to shareholders all our taxable income, so as to avoid the necessity of the Fund paying federal income tax. Dividends, whether received in cash or reinvested in additional shares, will generally be treated as ordinary income to shareholders for federal income tax purposes.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications. For more details, see the Application Form.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

8 REDEMPTIONS

We will redeem shares at our net asset value next determined after receipt by the Fund of a redemption request in the form described below. If you redeem all of your shares, you will receive, in addition to the net asset value thereof, all declared but unpaid dividends. You may elect to use either the expedited or regular redemption procedures or to redeem by check. If either the expedited procedure or checkwriting has been elected, no stock certificates will be issued. The expedited procedure and checkwriting may not be used to redeem shares purchased by check until 15 days after acceptance of the order, or, in the case of checks drawn on banks located outside of the United States, until the Fund determines that the check has cleared. Redemption requests with payment to be made by check will be accepted as of 2 P.M. (New York time) on the day of receipt so that you will receive that day's dividend. Redemption requests with payment to be made by wire transfer will be effected at the last determined net asset value and you will not earn the dividend declared on the day shares are redeemed by wire if such a request is received prior to 12 noon (New York time).

CHECKWRITING. The Fund will provide you, upon request, with forms of checks drawn on the United Missouri Bank of Kansas City, N.A. (the "Bank"). These checks may be made payable to any person in any amount of not less than $500 nor more than $5,000,000. When such a check is presented to the Bank for payment, the Bank, as your agent, will request the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. SHARES (FULL AND FRACTIONAL) IN AN ACCOUNT OF DIFFERENT CLASS THAN THOSE IN THE ACCOUNT ON WHICH THE CHECK IS DRAWN WILL NOT BE REDEEMED TO COVER SUCH CHECK. You will continue earning daily dividends until the check has cleared. You will be subject to all applicable Bank rules and regulations including the right of the Bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment, even though you may have another account with sufficient value in your name on which the check was not written. You do not establish a checking or other account with the Bank for the purpose of FDIC federal deposit insurance or otherwise when you participate in this checkwriting privilege. The Fund and the Bank each reserves the right to modify or terminate this service at any time. Checks should not be used to close your account since your account earns dividends until the check clears, and the amount in your account, including accrued dividends, may not equal the amount of the check.

EXPEDITED PROCEDURE. Under the expedited procedure, you should designate on the Application Form an account at a domestic bank. Thereafter, the redemption proceeds normally will be transmitted by wire (minimum $1,000) or mailed by check to the designated account on the next business day following receipt of the request, except that if a redemption request for wire transfer is received prior to 12 noon (New York time), the redemption proceeds normally will be wired that day and shares so redeemed will not earn that day's dividend. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

We reserve the right to increase the minimum that may be wired or to impose a reasonable charge for this service. You may transmit a redemption request to the Fund by telephone (call the Fund at 800-821-5129 and ask for "Expedited Redemptions -- Lord Abbett U.S. Government Securities Money Market Fund") or in writing. In order to use the expedited procedure, all redemption proceeds must be paid to the same bank and account as designated on the Application Form. To change the bank or account you must send a written request to the Fund with signature(s) guaranteed as described below.

REGULAR PROCEDURE. You must submit a written redemption request to the Fund in proper form. See "Purchases" for a description of when a redemption request (order) is in proper form. Normally, payment will be made by check mailed within one business day after receipt of a redemption request in proper form, although we reserve the right to make such payment within three business days.

GENERAL. Within three days after acceptance of a redemption request, we make payment in cash except that payment may be delayed until checks received for shares purchased have cleared. In addition, we may suspend the right of redemption or delay payment more than three days during any period when the New York Stock Exchange is closed (other than customary weekend or holiday closings) or an emergency exists as determined by the Securities and Exchange Commission ("SEC") so that disposal of our investments or determination of our net asset value is not reasonably practicable, or for such other periods as the SEC, by order, may permit for protection of our shareholders.

Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 500 shares.

9 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors with the advice of Lord Abbett. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages over $20 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and executive and other personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. David Seto, Executive Vice President, serves as portfolio manager of the Fund and has done so since March 1992. Prior to joining Lord Abbett, Mr. Seto was a portfolio manager for Lexington Management Corporation.

Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. For the fiscal year ended June 30, 1996, the fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of .50 of 1%. Our Class A share ratio of expenses, including management fee expenses, to average net assets for this fiscal year was .81%.

10 SHAREHOLDER SERVICES

We offer the following shareholder services:

TELEPHONE EXCHANGE PRVILEGE: Shares of any class may be exchanged, without a service charge, (a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund ("LAEF"), any Series of Lord Abbett Research Fund, Inc. not offered to the general public ("LARF") and Lord Abbett Series Fund, Inc. ("LASF") and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds"). Class A Shares purchased directly from the Fund may be exchanged for Class A, B or C shares of an Eligible Fund. Class B and Class C shares, which may not be purchased directly from the Fund, but may be acquired in exchange for shares of the same class of any Eligible Fund. You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges.

Exchanges for shares of any Eligible Fund will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. A sales charge, however, will be payable on exchanges for shares of any Eligible Fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the shares being exchanged are in Class A and were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"): Except for Retirement Plans for which there is no such minimum, if the offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their initial purchase (Class B) or before the first anniversary of their initial purchase (Class C). Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum investment) into an existing account in any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

RETIREMENT PLAN: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.

HOUSEHOLDING; A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to Lord Abbett U.S. Government Securities Money Market Fund, Inc. (P.O. Box 419100, Kansas City,
Missouri 64141; 800-821-5129).

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

INVESTMENT MANAGER AND DISTRIBUTOR
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN, TRANSFER AGENT AND
DISTRIBUTING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419576
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL Debevoise & Plimpton Printed in the U.S.A.

PROSPECTUS `96

NOVEMBER 1, 1996

Application Inside

LORD ABBETT
U.S. GOPVERNMENT
SECURITIES
MONEY MARKET
FUND

A mutual fund seeking high current income and preservation of capital through investments in high-quality, short-term liquid securities.

            LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION

                                                                NOVEMBER 1, 1996


                                                    LORD ABBETT
                                            U.S. GOVERNMENT SECURITIES
                                              MONEY MARKET FUND, INC.



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated November 1, 1996.

Lord Abbett U.S. Government Securities Money Market Fund, Inc. (sometimes referred to as "we" or the "Fund") has 1,000,000,000 shares of authorized capital stock consisting of three classes (A, B and C), $.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Only Class A shares may be purchased directly and may be acquired in exchange for shares of the same class of another Lord Abbett sponsored fund. Class B and Class C shares may be acquired only in exchange for shares of the same class of another Lord Abbett sponsored fund. See "Telephone Exchange Privilege" for more information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain classspecific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from its separate voting requirements.


         TABLE OF CONTENTS                                                  PAGE

         1.       Investment Policies                                         2
         2.       Yield Calculation                                           3
         3.       Directors and Officers                                      4
         4.       Investment Advisory and Other Services                      6
         5.       Portfolio Transactions                                      7
         6.       Net Asset Value and Dividends                               7
         7.       Telephone Exchange Privilege and Rule 12b-1 Plans           8
         8.       Class B Share Conversion Feature                            9
         9.       Shareholder Programs and Retirement Plans                   10
         11.      Commercial Paper and Bond Ratings                           11
         12.      Taxes                                                       12
         12.      Further Information About the Fund                          12
         13.      Financial Statements                                        14

                                                        1.
                                                INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus); (8) issue senior securities to the extent such issuance would violate applicable law; or (9) buy common stocks or other voting securities.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (9) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Direct U.S. Government obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. U.S. agency obligations are issued by agencies established under the authority of an act of Congress including, but not limited to, the Bank for Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.

Certificates of deposit are certificates issued in consideration for funds deposited in a bank or savings and loan association. They are for a definite period of time, earn a specified rate of return and are negotiable. Banker's acceptances are short-term credit instruments primarily used to finance the import, export, transfer or storage of goods.
They are termed "accepted" when a bank guarantees their payment at maturity.

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes; each party has the right to vary the amount of the outstanding indebtedness of the notes.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and repurchase price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. The underlying securities will consist only of securities in which the Fund may otherwise invest and their value will be marked to market daily to ensure that such value is at least equal to the repurchase price (including accrued interest). Repurchase agreements usually are for short periods. In the event of bankruptcy or other default by the seller, the Fund would be subject to possible risks such as delays and expenses in liquidating the underlying securities, decline in value of the underlying securities and loss of interest. To minimize any such risk, the creditworthiness of entities with whom we enter into repurchase agreements is carefully evaluated by our investment manager, Lord Abbett.


                                                        2.
                                                 YIELD CALCULATION

Each Class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each Class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. Prior to July 12, 1996 we had one class of shares which is now divided between Class A and Class C. An example follows for the seven-day period ended June 30, 1996 of the calculation of both "yield" and "effective yield" for one Class A share:

Value of hypothetical account with
   exactly one share at beginning of
   base period                                                    $  1.000000000

Value of same account at end of base
   period                                                         $  1.000880495
Net change in account value                                       $   .000880495

Base period return (net change in
   account value divided by the
   beginning account value)                                          .000880495%

"Yield" [base period return
   times (366 divided by 7)]                                               4.50%

"Effective yield" [(base period
   return + 1) 366/7] - 1                                                  4.60%

On June 30, 1996, our portfolio had a dollar-weighted life to maturity of 49.2 days.

Publishing of the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each Class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the Class as to what an investment in the Class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the Class which has to be invested at a different yield than that represented by existing assets.

                                                        3.
                                              DIRECTORS AND OFFICERS

The following director is a partner of Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 51,  Chairman & President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corp, and prior to that, President and Chief Executive Officer of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 63.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                                 FOR THE FISCAL YEAR ENDED JUNE 30, 1996
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by the         Retirement Proposed    Total Compensation
                           Aggregate           Fund and Twelve        to be Paid by the      Accrued by the Fund and
                           Compensation        Other Lord             Fund and Twelve        Twelve Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
NAME OF DIRECTOR           THE FUND1           Funds2                 Sponsored Funds2       Funds3
----------------           ---------           ------------------     ------------------     -----------------
E. Thayer Bigelow          $476                $9,772                 $33,600                $41,700
Stewart S. Dixon           $470                $22,472                $33,600                $42,000
John C. Jansing            $484                $28,480                $33,600                $42,960
C. Alan MacDonald          $482                $27,435                $33,600                $42,750
Hansel B. Millican, Jr.    $489                $24,707                $33,600                $43,000
Thomas J. Neff             $467                $16,126                $33,600                $42,000

                                                         5





1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund for the fiscal year ended June 30, 1996 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows as of June 30, 1996: Mr. Bigelow, $982; Mr. Dixon, $21,132; Mr. Jansing, $21,922; Mr.
MacDonald, $9,123; Mr. Millican, $22,269 and Mr. Neff, $22,482.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors may receive annual retirement benefits for life equal to 100% of their final annual retafners following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside directors to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (to be renamed the equity-based plans). The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended June 30, 1996 with respect to the retirement plans. These accruals were based on the retirement plans as in effect before the recent amendments and on the fees payable to outside directors during the fiscal year of the Fund ended June 30, 1996. Under the recent amendments, the annual retirement benefits were increased from 80% to 100% of the final annual retainers. The amounts stated in column 4 would be payable annually under the retirement plans as recently amended if the directors were to retire at age 72 and the annual retainers payable by the funds were the same as they are today.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Ms. Foster, Messrs. Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees: David Seto, age 36, Executive Vice President, Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 43; Zane E. Brown, age 44; Daniel E. Carper, age 44; Daria L. Foster, age 42; Robert G. Morris, age 51; Robert Noelke, age 39; E. Wayne Nordberg, age 59; Paul A. Hilstad, age 53 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 54; Victor W. Pizzolato, age 63; John J. Walsh, age 60, Vice Presidents; and Keith O'Connor, age 40, Vice President and Treasurer

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of September 30, 1996, our directors and officers, as a group, owned less than 1% of our outstanding shares.

                                                        4.
                                      INVESTMENT ADVISORY AND OTHER SERVICES

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria L. Foster , Robert G. Morris, Robert Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of our net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .4 of 1% of such assets over $500,000,000. This fee is allocated among Classes A, B and C based on each class' proportionate share of such average daily net assets. For the fiscal years ended June 30, 1996, 1995 and 1994, the management fees attributable to the Class A and Class C shares only and paid to Lord Abbett amounted to $748,926, $775,871 and $595,657, respectively. For the fiscal year ended June 30, 1994, the management fee would have been $661,762, had Lord Abbett not waived a portion of its fee for that year. Lord Abbett did not waive a portion of its fees for the fiscal years ended June 30, 1995 and 1996.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, fees and expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions expenses.

We have agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. The expense limitation is a condition on the registration of investment company shares for sale in California and applies so long as our shares are registered for sale in that State.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income.
                                                        5.
                                              PORTFOLIO TRANSACTIONS

We expect that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. We usually will pay no brokerage commissions for such purchases and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Our traders, who are officers of the Fund and also employees of Lord Abbett, implement these decisions. They do the trading as well for other accounts- -investment companies (of which they are also officers) and other clients--managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

Our policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. We make no commitments regarding the allocation of brokerage business to or among broker-dealers.

                                                        6.
                                           NET ASSET VALUE AND DIVIDENDS

NET ASSET VALUE. The determination of our net asset value is described under "Net Asset Value" in the Prospectus.

As disclosed in the Prospectus, we calculate our net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions but there is no assurance that we shall be able to do so. Although we have received an exemptive order from the Securities and Exchange Commission which permits us to round our net asset value per share to the nearest cent for such purpose, our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund. (See Prospectus - "How We Invest - Rule 2a-7".)

DIVIDENDS. As described in the Prospectus under "Dividends, Yield and Taxes," our net income will be declared as a dividend daily. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

                                                     7.
                                         TELEPHONE EXCHANGE PRIVILEGE AND
                                                 RULE 12B-1 PLANS

TELEPHONE EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF") and any series of Lord Abbett Research Fund not offered to the general public ("LARF") and (ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF". Class B and Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF.

You or your representative with proper identification can instruct the Fund to exchange by telephone. All shareholders have this privilege unless they refuse it in writing. Exchanges for shares in the same class of any eligible Lord Abbett- sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. Only Class A shares may be purchased directly from the Fund or acquired by exchange. In addition, Class A shares purchased directly from the fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions for the exchange must be received by the Fund in Kansas City prior to the close of the NYSE to obtain the other fund's net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An "exchange" is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

RULE 12B-1 PLANS. The Fund is not making payments of Rule 12b-1 fees for its Class A share Rule 12b-1 Plan ("A Plan") and its Class C share Rule 12b-1 Plan ("C Plan"). The Fund is making annual distribution fee payments (0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years) pursuant to its Class B share Rule 12b-1 Plan ("B Plan"). As described in the Fund's current Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for each Class. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that based on information requested by the Board and provided by Lord Abbett, there is a reasonable likelihood that each Plan will benefit the Class and its shareholders. The expected benefits include (in the case of the Class B Plan) greater sales and lower redemptions of Class B shares and (in the case of the Class A and C Plan) a higher quality of service to shareholders by dealers than otherwise would be the case. Lord Abbett is to use all amounts received under each Plan for payments to dealers for (i) providing continuous services to each Class' shareholders (in the case of the A and C Plans), such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class B shares (in the case of the B Plan).

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the Fund's directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on such Plan. Each Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the Fund's outside directors or by vote of the holders of a majority of the appropriate Class' outstanding voting securities.

As stated in the Prospectus, a contingent deferred sales charge ("CDSC") is imposed with respect to those shares of the Fund bought in exchange for shares of another Lord Abbett-sponsored fund or series on which the other fund has paid a 12b-1 fee if such shares are redeemed out of the Fund (a) within a period of 24 months from the end of the month in which the original sale occurred in the case of Class A shares acquired in exchange for shares in the same class of a fund in the Lord Abbett Family of Funds or (b) within 6 years of their original purchase in the case of Class B shares, or (c) within a period of 12 months from the end of the month in which the original sale occurred in the case of Class C shares.

As described in the Prospectus, in no event will the amount of the CDSC exceed 1% in the case of Class A and C shares or 5% scaled down to 1%, in the case of Class B shares, of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of the shares for which such shares were exchanged ("Exchanged Shares"). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iii) shares which,  together with Exchanged Shares, have been held continuously
(a) for 24 months from the end of the month in which the original sale occurred in the case of Class A shares, (b) until the 6th anniversary of their original purchase in the case of Class B shares and (c) until the 1st anniversary of their original purchase in the case of Class C shares. In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of shares subject to a CDSC, those held the longest will be the first to be redeemed.


                                                        8.
                                         CLASS B SHARE CONVERSION FEATURE

The conversion of Class B shares on the eight anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an option of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

                                                        9.
                                     SHAREHOLDER PROGRAMS AND RETIREMENT PLANS

We have several programs available. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                                        10.
                                         COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C  -  Debt  rated  BB,  B,  CCC,  CC  and C is  regarded  as  having predominately  speculative  characteristics  with  respect  to  capacity  to pay interest and repay principal. "BB" indicates the least degree of speculation and "CCC" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                        11.
                                                       TAXES

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will not qualify for the dividends-received deduction for corporations.

                                                        12.
                                        FURTHER INFORMATION ABOUT THE FUND

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                                        13.
                                               FINANCIAL STATEMENTS

The Class A share financial statements for the fiscal year ended June 30, 1996 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1996 Annual Report to Shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.